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                                                                EXHIBIT 10.14.4




               THIRD AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT (herein called this "Amendment") made as of the 23rd day of December, 1993 by and between Cliffs Drilling Company, a Delaware corporation ("Borrower"), Cliffs Oil and Gas Company, a Delaware corporation ("COG"), Cliffs Drilling International, Inc., a Delaware corporation ("CDI"), and Internationale Nederlanden (U.S.) Capital Corporation ("Lender"),

                              W I T N E S S E T H:

         WHEREAS, Borrower, COG, CDI and Internationale Nederlanden Bank N.V., New York Branch (formerly known as NMB Postbank Groep N.V.) (the "Bank") entered into that certain First Restated Credit Agreement dated as of December 13, 1991, as amended by that certain First Amendment to First Restated Credit Agreement dated as of July 1, 1992, and that certain Second Amendment to First Restated Credit Agreement dated as of October 8, 1992 (as so amended, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lender became obligated to make loans to Borrower as therein provided; and

         WHEREAS, pursuant to that certain Assignment and Assumption dated as of September 8, 1993, between the Bank and Lender, the Bank assigned to Lender all of the Bank's rights, interests and obligations under the Original Agreement and the Loan Documents; and

         WHEREAS, Borrower, COG, CDI and Lender desire to amend the Original Agreement to provide for the extension of the Revolving Credit Termination Date;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I.

                           Definitions and References

         Section 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.
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                 "Amendment" means this Third Amendment to First Restated
         Credit Agreement.

                 "Credit Agreement" means the Original Agreement as amended hereby.

                 "Original Revolving Credit Note" means the Revolving Credit Note referred to and defined as such in the Original Agreement.


                                  ARTICLE II.

                        Amendments to Original Agreement

         Section  2.1. Defined Terms.      The definition of "Revolving Credit
Termination Date" in Section 1.1 of the Original Agreement is hereby amended by changing each and every reference to the date "January 1, 1994" contained therein to read "January 1, 1995."

         Section 2.2. Revolving Credit Note. Exhibit 1.8 to the Original Agreement is hereby amended in its entirety to read as set forth in Annex I attached hereto.


                                  ARTICLE III.

                          Conditions of Effectiveness

         Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when (i) Lender shall have received, at Lender's office, a counterpart of this Amendment executed and delivered by Borrower, (ii) Borrower shall have issued and delivered to Lender a promissory note with appropriate insertions in the form of Annex I attached hereto payable to the order of Lender on or before January 1, 1995 (such note being herein called the "Renewal Revolving Credit Note"), and (iii) Lender shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Lender, duly authorized, executed and delivered, and in form and substance satisfactory to Lender:

                 (a) Officer's Certificate. A certificate of a duly authorized officer of Borrower to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness.

                 (b) Supporting Documents. (i) A certificate of the Secretary of Borrower dated the date of this Amendment certifying that the resolutions adopted by the Board of Directors of Borrower, as attached as Exhibit A to that certain Secretary's Certificate of Borrower dated October 31, 1991 (the "Original Secretary's Certificate") have not been amended, modified or revoked in any respect and are in full





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         force and effect on the date hereof and authorize the execution, delivery and performance of this Amendment and the other Amendment Documents and certifying that attached thereto are the names and signatures of the officers of Borrower authorized to sign this Amendment and the other Amendment Documents, and (ii) such supporting documents as Lender may reasonably request.

                 (c) Opinion of Counsel for Borrower. A written opinion of Messrs. Griggs & Harrison, counsel for Borrower, dated as of the date of this Amendment, addressed to Lender, to the effect that this Amendment and the Renewal Revolving Credit Note have been duly authorized, executed and delivered by Borrower, COG and CDI, to the extent each is a party thereto.


                                  ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of Borrower. In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender that:

                 (a) The representations and warranties contained in Subsections 4.1, 4.2, 4.7, 4.21 and 4.31 of Article 4 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

                 (b) Borrower, COG and CDI are each duly authorized to execute and deliver this Amendment and the Renewal Revolving Credit Note to the extent each is a party thereto, and Borrower will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower, COG and CDI have each duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the respective obligations of Borrower, COG and CDI.

                 (c) The execution and delivery by Borrower, COG and CDI of this Amendment and the Renewal Revolving Credit Note, the performance by Borrower, COG and CDI of their respective obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, COG or CDI, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, COG or CDI, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower, COG or CDI. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower, COG and CDI of this Amendment and the Renewal Revolving Credit





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         Note to the extent each is a party thereto, or to consummate the transactions contemplated hereby and thereby.

                 (d) When duly executed and delivered, each of this Amendment, the Credit Agreement and the Renewal Revolving Credit Note will be a legal and binding instrument and agreement of each of Borrower, COG and CDI, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.


                                   ARTICLE V.

                                 Miscellaneous

         Section 5.1. Amendment Documents. Each of Borrower, COG and CDI hereby agrees, upon request by Lender within ninety (90) days from the date hereof, to furnish Lender amendments to the deeds of trust, which are recorded in the State of Texas to reflect of record that (i) the Renewal Revolving Credit Note is part of the Obligations and (ii) the maturity date of the Renewal Revolving Credit Note.

         Section 5.2. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. Any reference to the Original Revolving Credit Note in any Loan Document shall be deemed to be a reference to the Renewal Revolving Credit Note. The execution, delivery and effectiveness of this Amendment and the Renewal Revolving Credit Note shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         Section 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loan and the issuance and delivery of the Renewal Revolving Credit Note, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Related Person hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Related Person under this Amendment and under the Credit Agreement.

         Section 5.4. Loan Documents. This Amendment and the Renewal Revolving Credit Note are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.





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         Section  5.5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

         Section 5.6. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         Section 5.7. AMENDMENT SUPERSEDING. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.





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         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                        CLIFFS DRILLING COMPANY



                                        By: /s/ EDWARD A. GUTHRIE
                                           __________________________
                                            Edward A. Guthrie
                                            Vice President - Finance



                                        CLIFFS OIL AND GAS COMPANY



                                        By: /s/ EDWARD A. GUTHRIE
                                           __________________________
                                            Edward A. Guthrie
                                            Vice President - Finance



                                        CLIFFS DRILLING
                                        INTERNATIONAL, INC.



                                        By: /s/ EDWARD A. GUTHRIE
                                           __________________________
                                            Edward A. Guthrie
                                            Vice President - Finance



                                        INTERNATIONALE NEDERLANDEN
                                        (U.S.) CAPITAL CORPORATION



                                        By: /s/ TROND O. ROKHOLT
                                           __________________________
                                            Trond O. Rokholt
                                            Vice President





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                             CONSENT AND AGREEMENT

        Cliffs Oil and Gas Company, a Delaware corporation, hereby consents to the provisions of this Amendment and the transactions contemplated herein (including without limitation the execution and delivery of the Renewal Revolving Credit Note), and hereby ratifies and confirms the First Restated Guaranty dated as of December 13, 1991, made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.


                                          CLIFFS OIL AND GAS COMPANY



                                          By: /s/ EDWARD A. GUTHRIE
                                             _____________________________
                                              Edward A. Guthrie
                                              Vice President - Finance





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                             CONSENT AND AGREEMENT

         Cliffs Drilling International, Inc., a Delaware corporation, hereby consents to the provisions of this Amendment and the transactions contemplated herein (including without limitation the execution and delivery of the Renewal Revolving Credit Note), and hereby ratifies and confirms the First Restated Guaranty dated as of December 13, 1991 made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.


                                        CLIFFS DRILLING INTERNATIONAL, INC.



                                        By: /s/ EDWARD A. GUTHRIE
                                           _______________________________
                                            Edward A. Guthrie
                                            Vice President - Finance





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                                    ANNEX I
















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                             REVOLVING CREDIT NOTE

$15,000,000                    New York, New York              December 23, 1993

         FOR VALUE RECEIVED, the undersigned, CLIFFS DRILLING COMPANY, a Delaware corporation (herein called "Borrower"), hereby promises to pay to the order of INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION (herein called "Lender"), the principal sum of Fifteen Million Dollars ($15,000,000) or, if less, the aggregate unpaid principal amount of the Revolving Credit Loans outstanding under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Lender, 135 East 57th Street, New York, New York or at such other place as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain First Restated Credit Agreement dated as of December 13, 1991, between Borrower, Cliffs Oil and Gas Company ("COG"), Cliffs Drilling International, Inc.("CDI"), and Internationale Nederlanden Bank N.V. (formerly known as NMB Postbank Groep N.V.) (the "Bank") as amended by that certain First Amendment to First Restated Credit Agreement dated as of July 1, 1992, as further amended by that certain Second Amendment to First Restated Credit Agreement dated as of October 8, 1992, and as further amended by that certain Third Amendment to First Restated Credit Agreement dated of even date herewith among Borrower, COG, CDI and Lender, as assignee of the Bank, as so amended and as from time to time further supplemented, amended or restated, called the "Credit Agreement"), and is the Revolving Credit Note as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Instruments (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Instruments for a description of the nature and extent of the security thereby provided and the rights of the parties thereto. Pursuant to an Assignment and Assumption dated as of September 8, 1993, the Bank assigned to Lender all of its rights, interests and obligations under the Loan Documents. This Note is given in renewal, extension and restatement of (but not in extinguishment or novation of) that certain promissory note dated October 8, 1992 made by Borrower payable to the order of the Bank, in the stated principal amount of $15,000,000, which note was given in renewal, extension and restatement of (but not in extinguishment or novation of) that certain promissory note dated December 13, 1991, made by Borrower payable to the order of the Bank in the stated principal amount of $15,000,000, which note was given in





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renewal, extension and restatement of (but not in extinguishment or novation
of) that certain promissory note dated October 31, 1991, made by Borrower payable to the order of the Bank in the stated principal amount of $15,000,000.

         For the purpose of this Note, the following terms have the meanings assigned to them below:

         "Base Rate Payment Date" means (i) the last day of each calendar quarter, beginning December 31, 1993, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

         "Maximum Rate" means at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective time of each change in such maximum rate.

         The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on January 1, 1995.

         The Base Rate Portion of the Revolving Credit Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Base Rate in effect on such day. On each Base Rate Payment Date Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Base Rate Portion to but not including such Base Rate Payment Date. Each Fixed Rate Portion of the Revolving Credit Loan (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day during the related Interest Period at the related Fixed Rate in effect on such day. On each Fixed Rate Payment Date relating to such Fixed Rate Portion Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Fixed Rate Portion to but not including such Fixed Rate Payment Date. All past due principal of and past due interest on the Revolving Credit Loan shall bear interest on each day outstanding at the Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph, if at any time the rate at which interest is payable on this Note (considering together all portions of the Revolving Credit Loan and the interest payable thereon) exceeds the Maximum Rate, this Note shall bear interest at the Maximum Rate only but shall continue to bear interest at the Maximum Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Maximum Rate applicable hereto.





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         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                             CLIFFS DRILLING COMPANY



                                             By: /s/ EDWARD A. GUTHRIE
                                                ____________________________
                                                 Edward A. Guthrie
                                                 Vice President - Finance





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